UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2009

       UOMO Media Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-131621

20-1558589

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

161 Bay St. 27th Floor, Toronto, Ontario, Canada

M5J 2S1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code   (416) 368-4400

____________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.01 below are hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 16, 2009, we entered into an asset purchase agreement with Gettickets E Solutions Inc. (“GTES”) Under this Agreement, we acquired 15% (Fifteen percent) preferred ownership position on a fully diluted basis of total issued and outstanding shares of GTES for cash and stock as follows:

Cash:

$10,000 CAD cash payable by December 19, 2008

$40,000 CAD payable upon execution

$50,000 CAD cash payable June 1, 2009

$50,000 CAD cash payable October 1, 2009

UOMO Stock Units:

337,500 stock units as of September 1, 2009

337,500 stock units as of January 1, 2010

750,000 stock units as of November 1, 2010

Each stock unit consists of one share of  $0.001 par value common stock and one redeemable 42 month warrant to purchase one share of common stock at a price per share of $0.25.

The closing of purchase and sale under the Agreement was effective as of January 16, 2009. The Agreement contains customary representations, warranties and covenants of the parties and indemnification obligations relating to those representations, warranties and covenants.

A copy of the Agreement between GTES and UOMO Media Inc. is filed as Exhibit 2.1 to this report, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  Although we believe the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

2.1

Agreement between with Gettickets E Solutions Inc. and UOMO Media Inc., dated January 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UOMO Media Inc.

(Registrant)

Date: January 22, 2009

/s/ Camara Alford

(Signature)

Name: Camara Alford

Title: Chief Executive Officer